UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2004

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Principal Officers; Appointment of Principal Officers.

     On November 17, 2004, Mr. Carl Adams resigned his position as Senior Vice President and Chief Accounting Officer of Sunrise Senior Living, Inc. (the “Company”) in order to accept a new position within the Company as Senior Vice President — Capital Markets.

     Effective November 17, 2004, the Board of Directors of the Company appointed Mr. Barron Anschutz as the new Senior Vice President and Chief Accounting Officer of the Company.

     Before joining the Company, Mr. Anschutz was a senior manager at Ernst & Young LLP in the Assurance and Advisory Business Services group. His career with Ernst & Young LLP began in 1991. Mr. Anschutz, 35, holds a bachelor of science in accounting from the University of Maryland.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)
Date:	November 17, 2004	By:	/s/ Larry E. Hulse Larry E. Hulse Chief Financial Officer

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